UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): December 1, 2014

CYTOSORBENTS CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	000-51038	98-0373793
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7 Deer Park Drive, Suite K, Monmouth Junction, New Jersey	08852
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (732) 329-8885

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

On November 6, 2014, CytoSorbents Corporation, a Nevada corporation (the “Company”), began soliciting its stockholders pursuant to a Consent Solicitation Statement (filed with the Securities and Exchange Commission on November 6, 2014) to approve five corporate proposals (the “Consent Solicitation”). The Consent Solicitation ended at 11:59 p.m. on December 1, 2014.

At the close of business on October 20, 2014, the record date of the Consent Solicitation, the Company had 581,570,005 shares of common stock issued and outstanding and entitled to approve the proposals. As of December 2, 2014, all proposals were approved by a majority of the Company’s stockholders. The proposals are described in more detail in the Company’s Consent Solicitation. The final voting results were as follows:

Proposal 1

To authorize the Company’s Board of Directors, in its discretion, to amend the Articles of Incorporation of the Company, as amended, to effect a reverse stock split of its common stock, with a reverse split ratio of twenty-five-to-one (25:1).

Votes For	Votes Against/Withheld	Abstentions
374,409,681	7,203,102	978,392

Proposal 2

To authorize the Company’s Board of Directors, in its discretion, to amend its Articles of Incorporation, as amended, to reduce the total number of authorized shares of common stock of the Company from 800,000,000 to 50,000,000.

Votes For	Votes Against/Withheld	Abstentions
368,606,622	5,183,071	8,801,482

Proposal 3

To authorize the Company’s Board of Directors, in its discretion, to amend its Articles of Incorporation, as amended, to reduce the total number of authorized shares of undesignated preferred stock of the Company from 100,000,000 to 5,000,000.

Votes For	Votes Against/Withheld	Abstentions
367,885,912	4,928,056	9,777,207

Proposal 4

To approve the form, terms and provision of the CytoSorbents Corporation 2014 Long-Term Incentive Plan.

Votes For	Votes Against/Withheld	Abstentions
360,502,102	6,788,205	15,300,868

Proposal 5

To approve the change of domicile of the Company from the State of Nevada to the State of Delaware through the merger of the Company with and into CytoSorbents Corporation, a newly-organized, wholly-owned subsidiary of the Company organized under the laws of the State of Delaware.

Votes For	Votes Against/Withheld	Abstentions
371,596,199	2,229,863	8,765,113

The Company intends to effect the reverse split of the Company’s common stock and reincorporation of the Company from the State of Nevada to the State of Delaware on or about the close of business on December 2, 2014. No other items were presented for stockholder approval in the Consent Solicitation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 2, 2014	CYTOSORBENTS CORPORATION

	By:	/s/ Dr. Phillip P. Chan
	Name:	Dr. Phillip P. Chan
	Title:	President and Chief Executive Officer